Exhibit 99.1

Third Quarter 2003 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s October 28, 2003 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2002. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 28, 2003 conference call might not occur.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of September 30, 2003, the Company’s stabilized portfolio consisted of 82 office buildings and 50 industrial buildings, which encompassed an aggregate of 7.3 million and 4.9 million square feet, respectively, and was 89.8% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
Edward F. Brennan		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey		Kathy M. Delgado	Sr. VP Marketing and Leasing	(310) 481-6580
Matthew J. Hart		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Steven R. Scott	Sr. VP San Diego Development
		Justin Smart	Sr. VP Los Angeles Development
		Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Merrill Lynch & Co., Inc.
David AuBuchon	(314) 955-5452	Steve Sakwa	(212) 449-0335

Banc of America Securities LLC		Prudential Securities
Lee Schalop	(212) 847-5677	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities, Inc.		RBC Capital Markets
Lou Taylor	(212) 250-4912	David Copp	(415) 633-8558

Friedman, Billings, Ramsey & Co., Inc.		UBS Securities
David Loeb	(703) 469-1289	Keith Mills	(212) 713-3098

Green Street Advisors		WR Hambrecht
Jim Sullivan	(949) 640-8780	Christopher Hartung	(415) 551-3114

McDonald Investments Inc.
Anatole Pevnev	(216) 263-4783

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2003		6/30/2003		3/31/2003		12/31/2002		9/30/2002
INCOME ITEMS (Including Discontinued Operations):
Revenues	$70,105		$50,720		$55,058		$54,573		$52,458
Net Straight Line Rent(1)	700		3,420		1,101		1,260		1,948
Lease Termination Fees(2)	18,325		11		4,344		872		51
Net Operating Income(3), (4)	54,743		40,081		41,494		39,519		38,669
Capitalized Interest and Loan Fees	2,486		3,874		3,397		3,359		3,451

Net Income	20,039		13,360		10,929		13,965		7,885
Funds From Operations(4), (5)	37,473		24,893		26,320		24,262		23,170
Funds Available for Distribution(4), (5), (6)	29,274		17,984		22,633		17,843		20,246

Net Income per share—diluted	$0.72		$0.49		$0.40		$0.50		$0.28
Funds From Operations per share—diluted	$1.17		$0.78		$0.83		$0.76		$0.72

Dividend per share	$0.495		$0.495		$0.495		$0.495		$0.495

RATIOS (Including Discontinued Operations):
Operating Margins	78.1%		77.2%		74.7%		74.4%		75.2%
Interest Coverage Ratio(7)	5.6	x	4.8	x	4.9	x	4.2	x	4.0	x
Fixed Charge Coverage Ratio(8)	4.1	x	3.3	x	3.4	x	3.0	x	2.9	x
FFO Payout Ratio(9)	42.6%		63.2%		59.9%		64.6%		68.7%
FAD Payout Ratio(10)	54.5%		87.5%		69.7%		87.8%		78.6%

	9/30/2003		6/30/2003		3/31/2003		12/31/2002		9/30/2002
ASSETS:
Investments in Real Estate before Depreciation	$1,707,220		$1,698,357		$1,706,969		$1,686,218		$1,697,580
Total Assets	1,505,973		1,497,814		1,511,197		1,506,602		1,518,313

CAPITALIZATION:
Total Debt	$750,839		$765,501		$776,615		$762,037		$773,268
Total Preferred Stock(11)	155,000		155,000		155,000		155,000		155,000
Total Market Equity Value(11)	920,526		874,046		700,498		729,685		762,628
Total Market Capitalization(11)	1,826,365		1,794,547		1,632,113		1,646,722		1,690,896
Total Debt / Total Market Capitalization	41.2%		42.6%		47.6%		46.3%		45.7%
Total Debt and Preferred / Total Market Capitalization	49.7%		51.3%		57.1%		55.7%		54.9%

(1)	Represents the straight-line rent income recognized during the period, offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.
(2)	Lease termination fees for the three months ended September 30, 2003 includes a $18.0 lease termination fee related to a settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved for financial reporting purposes through the provision for bad debts as it relates to future annual payments due from Peregrine under the settlement agreement.
(3)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.
(4)	Please refer to page 27 for Management Statements on Net Operating Income, Funds From Operations and Funds Available for Distribution.
(5)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.
(6)	Please see page 29 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(7)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(8)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.
(9)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(10)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(11)	See “Capital Structure” on page 24.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	For the Three Months Ended
	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002
High Price	$29.67	$27.87	$23.76	$23.64	$26.65
Low Price	$26.97	$21.70	$20.74	$20.25	$22.05
Closing Price	$28.55	$27.50	$22.10	$23.05	$23.71
Dividend per share—annualized	$1.98	$1.98	$1.98	$1.98	$1.98

Closing common shares (in 000’s)(1)	28,029	27,565	27,475	27,420	27,928
Closing partnership units (in 000’s)(1)	4,214	4,219	4,222	4,237	4,237

	32,243	31,784	31,697	31,657	32,165

(1)	As of the end of the period.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002
ASSETS:
Land and improvements	$289,730	$275,328	$282,030	$288,228	$297,305
Buildings and improvements, net	1,291,698	1,244,711	1,258,593	1,289,525	1,290,575
Undeveloped land and construction in progress, net	125,792	178,318	166,346	108,465	109,700

Total investment in real estate	1,707,220	1,698,357	1,706,969	1,686,218	1,697,580
Accumulated depreciation and amortization	(308,640)	(297,050)	(290,365)	(278,503)	(270,951)

Investment in real estate, net	1,398,580	1,401,307	1,416,604	1,407,715	1,426,629

Cash and cash equivalents	16,078	6,865	7,787	15,777	9,878
Restricted cash	8,797	7,588	7,479	6,814	7,348
Current receivables, net	2,424	2,604	2,821	3,074	2,779
Deferred rent receivables, net	34,014	33,575	30,567	29,466	28,422
Deferred leasing costs, net	35,703	32,548	32,145	31,427	30,532
Deferred financing costs, net	4,297	6,291	5,394	6,221	6,873
Prepaid expenses and other assets	6,080	7,036	8,400	6,108	5,852

TOTAL ASSETS	$1,505,973	$1,497,814	$1,511,197	$1,506,602	$1,518,313

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$528,839	$510,501	$514,115	$507,037	$473,268
Unsecured line of credit	222,000	255,000	262,500	255,000	300,000
Accounts payable, accrued expenses and other liabilities	41,742	41,022	43,110	43,917	37,766
Accrued distributions	15,960	15,733	15,776	15,670	15,922
Rents received in advance, tenant security deposits and deferred revenue	21,570	19,491	19,434	24,310	20,143

Total liabilities	830,111	841,747	854,935	845,934	847,099

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716	73,716	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464	34,464	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	68,142	66,874	67,000	68,196	68,522

Total minority interests	220,643	219,375	219,501	220,697	221,023

Stockholders’ Equity:
Common stock	280	274	273	273	278
Additional paid-in capital	505,284	494,421	493,244	493,116	503,184
Distributions in excess of earnings	(44,423)	(50,587)	(50,384)	(47,629)	(48,020)
Accumulated net other comprehensive loss	(5,922)	(7,416)	(6,372)	(5,789)	(5,251)

Total stockholders’ equity	455,219	436,692	436,761	439,971	450,191

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,505,973	$1,497,814	$1,511,197	$1,506,602	$1,518,313

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2003	2002	% Change	2003	2002	% Change
REVENUES:
Rental income	$47,025	$44,790	5.0%	$135,149	$133,043	1.6%
Tenant reimbursements	4,586	5,010	(8.5%)	15,484	16,661	(7.1%)
Other property income	18,441	208	8765.9%	23,312	1,667	1298.4%

Total revenues	70,052	50,008	40.1%	173,945	151,371	14.9%

EXPENSES:
Property expenses	8,289	7,442	11.4%	24,610	21,857	12.6%
Real estate taxes	3,956	3,842	3.0%	11,453	11,302	1.3%
Provision for bad debts	2,790	1,402	99.0%	2,043	4,538	(55.0%)
Ground leases	326	319	2.2%	970	1,035	(6.3%)
General and administrative expenses	4,825	2,966	62.7%	12,694	9,582	32.5%
Interest expense	8,869	8,900	(0.3%)	24,143	26,827	(10.0%)
Depreciation and amortization	14,553	14,254	(2.1%)	41,454	44,575	(7.0%)

Total expenses	43,608	39,125	11.5%	117,367	119,716	(2.0%)

OTHER INCOME:
Interest income	36	80	(55.0%)	130	451	(71.2%)

Total other income	36	80	(55.0%)	130	451	(71.2%)

INCOME FROM CONTINUING OPERATIONS BEFORE NET GAIN ON DISPOSITIONS	26,480	10,963	141.5%	56,708	32,106	76.6%
Net gain on dispositions of operating properties (1)	—	—		—	896	(100.0%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	26,480	10,963	141.5%	56,708	33,002	71.8%

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%	(10,125)	(10,125)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(3,062)	(1,034)	196.1%	(6,197)	(3,199)	93.7%
Recognition of previously reserved Development LLC preferred return	—	—		—	3,908	(100.0%)
Minority interest in earnings of Development LLCs	—	—		—	(1,024)	(100.0%)

Total minority interests	(6,437)	(4,409)	46.0%	(16,322)	(10,440)	56.3%

INCOME FROM CONTINUING OPERATIONS	20,043	6,554	205.8%	40,386	22,562	79.0%

DISCONTINUED OPERATIONS: (1)
Revenues from discontinued operations	53	2,450	(97.8%)	1,937	7,806	(75.2%)
Expenses from discontinued operations	(12)	(1,384)	(99.1%)	(1,036)	(3,953)	(73.8%)
Net (loss)/gain on disposition of discontinued operations	(48)	470	(110.2%)	3,642	470	674.9%
Minority interest attributable to discontinued operations	3	(205)	(101.5%)	(604)	(536)	12.7%

Total discontinued operations	(4)	1,331	(100.3%)	3,939	3,787	4.0%

NET INCOME	$20,039	$7,885	154.1%	$44,325	$26,349	68.2%

Weighted average shares outstanding—basic	27,584	27,623	(0.1%)	27,387	27,449	(0.2%)
Weighted average shares outstanding—diluted	27,801	27,839	(0.1%)	27,593	27,733	(0.5%)

NET INCOME PER COMMON SHARE:
Net income per common share—basic	$0.73	$0.29	151.7%	$1.62	$0.96	68.8%

Net income per common share—diluted	$0.72	$0.28	157.1%	$1.61	$0.95	69.5%

(1)	In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the net income and the net gain/(loss) on disposition of properties sold subsequent to January 1, 2002 are reflected in the consolidated statement of operations as discontinued operations for all periods presented. The net gain on dispositions of operating properties for the year ended December 31, 2002 relates to the disposition of an office property the Company sold in the fourth quarter of 2001. This additional gain had previously been reserved for financial reporting purposes until certain litigation associated with the dispostion was resolved in the second quarter of 2002.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2003	2002	% Change	2003	2002	% Change
FUNDS FROM OPERATIONS:(1)
Net Income	$20,039	$7,885	154.1%	$44,325	$26,349	68.2%
Adjustments:
Minority interest in earnings of Operating Partnership	3,059	1,239	146.9%	6,801	3,735	82.1%
Depreciation and amortization(2)	14,327	14,516	(1.3%)	41,200	44,962	(8.4%)
Net loss/(gain) on dispositions of operating properties	48	(470)		(3,642)	(1,366)	166.6%

Funds From Operations	$37,473	$23,170	61.7%	$88,684	$73,680	20.4%

Weighted average common shares/units outstanding—basic	31,799	31,918	(0.4%)	31,609	31,360	0.8%
Weighted average common shares/units outstanding—diluted	32,015	32,134	(0.4%)	31,816	31,644	0.5%
FFO per common share/unit—basic	$1.18	$0.73	61.6%	$2.81	$2.35	19.6%

FFO per common share/unit—diluted	$1.17	$0.72	62.5%	$2.79	$2.33	19.7%

FUNDS AVAILABLE FOR DISTRIBUTION:(1), (3)
Funds From Operations	$37,473	$23,170	61.7%	$88,684	$73,680	20.4%
Adjustments:
Amortization of deferred financing costs	620	457	35.7%	1,721	1,677	2.6%
Non-cash amortization of restricted stock grants(4)	678	961	(29.4%)	2,358	2,471	(4.6%)
recurring capital expenditures	(8,797)	(2,394)	267.5%	(17,652)	(4,031)	337.9%
Net effect of straight-line rents(5)	(700)	(1,948)	(64.1%)	(5,221)	(3,079)	69.6%

Funds Available for Distribution	$29,274	$20,246	44.6%	$69,890	$70,718	(1.2%)

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	Includes depreciation and amortization related to real estate.
(3)	See page 29 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(4)	Beginning January 1, 2003, non-cash amortization of restricted stock grants is added back for purposes of calculating FAD. Prior year FAD amounts have been restated to conform to current year presentation.
(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:
		NOI	Sq. Ft.		9/30/2003	6/30/2003	12/31/2002
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	31	40.4%	26.4%	3,227,039	82.2%	82.7%	88.3%
Orange County	7	2.7%	3.2%	387,327	75.5%	88.6%	88.5%
San Diego	40	29.7%	25.0%	3,045,792	91.5%	89.4%	93.1%
Other	4	6.2%	5.4%	657,416	94.0%	94.9%	96.3%

Subtotal	82	79.0%	60.0%	7,317,574	86.8%	86.9%	91.1%

Industrial:
Los Angeles	4	1.6%	3.2%	388,805	70.7%	70.7%	70.7%
Orange County	44	18.2%	34.4%	4,192,991	96.2%	98.6%	100.0%
Other	2	1.2%	2.4%	295,417	100.0%	100.0%	100.0%

Subtotal	50	21.0%	40.0%	4,877,213	94.4%	96.5%	97.7%

OCCUPANCY BY REGION:
Los Angeles	35	42.0%	29.6%	3,615,844	81.0%	81.4%	86.4%
Orange County	51	20.9%	37.6%	4,580,318	94.5%	97.9%	98.8%
San Diego	40	29.7%	25.0%	3,045,792	91.5%	89.4%	93.1%
Other	6	7.4%	7.8%	952,833	95.9%	96.4%	97.4%

TOTAL STABILIZED PORTFOLIO	132	100.0%	100.0%	12,194,787	89.8%	90.9%	93.7%

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	86.3%	95.9%	90.2%
Year-to-Date	87.8%	96.9%	91.5%

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	100.0%
5151—5155 Camino Ruiz	Camarillo	4	265,372	85.1%
185 S. Douglas Street	El Segundo	1	61,604	29.5%
Kilroy Airport Center, El Segundo	El Segundo	3	706,302	98.6%
999 Sepulveda Blvd.	El Segundo	1	133,678	4.6%
525 N. Brand Blvd.	Glendale	1	46,043	100.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,198	84.3%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	55.4%
12100 W. Olympic Blvd.	Los Angeles	1	151,000	25.4%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	91.2%
501 Santa Monica Blvd.	Santa Monica	1	70,045	97.3%
2829 Townsgate Road	Thousand Oaks	1	81,158	79.2%

Total Los Angeles Office		31	3,227,039	82.2%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	52.7%
8101 Kaiser Blvd.	Anaheim	1	60,177	82.4%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,530	100.0%
2501 Pullman	Santa Ana	1	51,750	100.0%
1700 Carnegie	Santa Ana	1	76,516	17.0%

Total Orange County Office		7	387,327	75.5%

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	89,168	0.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	0.0%
3579 / 3611 / 3661 / 3721 / 3811 Valley Centre Drive	Del Mar	5	538,656	87.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	75.5%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	100.0%
15378 Ave of the Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
10421 Pacific Center	Sorrento Mesa	1	79,871	100.0%
4690 Executive Drive	University Towne Center	1	50,929	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		40	3,045,792	91.5%

Other
3750 University Avenue	Riverside, CA	1	124,986	93.6%
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	94.1%

Total Other Office		4	657,416	94.0%

Total Office		82	7,317,574	86.8%

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Industrial
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	70.7%
Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130—3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	0.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	144,090	69.6%
Brea Industrial Complex	Brea	7	276,278	97.8%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
12752-12822 Monarch Street	Garden Grove	1	277,037	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		44	4,192,991	96.2%
Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		50	4,877,213	94.4%

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Same Store Analysis(1)

($ in thousands)

	Same Store Analysis (GAAP Basis)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2003	2002	% Change	2003	2002	% Change
Total Same Store Portfolio
Number of properties	120	120		120	120
Square Feet	11,098,315	11,098,315		11,098,315	11,098,315
Percent of Stabilized Portfolio	91.9%	86.7%		91.9%	86.7%
Average Occupancy	92.5%	92.9%		92.4%	94.1%

Operating Revenues:
Rental income	$41,067	$40,423	1.6%	$120,416	$122,914	(2.0%)
Tenant reimbursements	4,451	4,341	2.5%	14,182	14,796	(4.1%)
Other property income (2)	18,440	208	8765.4%	19,043	1,561	1119.9%

Total operating revenues	63,958	44,972	42.2%	153,641	139,271	10.3%

Operating Expenses:
Property expenses	7,386	6,735	9.7%	22,492	20,034	12.3%
Real estate taxes	3,515	3,463	1.5%	10,051	10,430	(3.6%)
Provision for bad debts	2,727	1,366	99.6%	1,248	4,324	(71.1%)
Ground leases	326	310	5.2%	956	1,025	(6.7%)

Total operating expenses	13,954	11,874	17.5%	34,747	35,813	(3.0%)

GAAP Net Operating Income (3)	$50,004	$33,098	51.1%	$118,894	$103,458	14.9%

	Same Store Analysis (GAAP Basis) Excluding Impact of Peregrine Net Lease Termination Fee
	Three Months Ended September 30,			Nine Months Ended September 30,
	2003	2002	% Change	2003	2002	% Change
Same Store GAAP Net Operating Income (3)	$50,004	$33,098	51.1%	$118,894	$103,458	14.9%
Net lease termination fee	(15,409)	—		(15,409)	—

Same Store GAAP Net Operating Income excluding impact of net lease termination fee	$34,595	$33,098	4.5%	$103,485	$103,458	0.0%

	Same Store Analysis (Cash Basis)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2003	2002	% Change	2003	2002	% Change
Total Operating Revenue	$62,073	$42,642	45.6%	$148,443	$132,580	12.0%
Total Operating Expenses	13,954	11,874	17.5%	34,747	35,813	(3.0%)

Cash Net Operating Income	$48,119	$30,768	56.4%	$113,696	$96,767	17.5%

(1)	Same store defined as all stabilized properties owned at January 1, 2002 and still owned at September 30, 2003.
(2)	Other property income for the three and nine months ended September 30, 2003 includes a $18.0 million lease termination fee related to a settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved for financial reporting purposes through the provision for bad debts as it relates to future annual payments due from Peregrine under the settlement agreement.
(3)	See page 27 for Management Statement on Same Store Net Operating Income. Also see page 28 for Reconciliation of Same Store Net Operating Income to Net Income.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	25	5	349,528	13,129	$24.64	$0.18	(1.2%)	2.3%	58.1%	62
Industrial	3	1	23,080	165,981	$0.72	$0.02	11.6%	2.5%	57.6%	62

Total	28	6	372,608	179,110	$16.44	$0.11	(0.3%)	2.2%	57.7%	62

Year-to-Date

	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	52	15	559,823	262,604	$18.43	$0.29	0.9%	1.4%	68.0%	52
Industrial	6	3	136,460	203,699	$3.16	$0.02	5.3%	1.5%	51.7%	57

Total	58	18	696,283	466,303	$13.96	$0.18	1.6%	1.6%	60.2%	53

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
	Q1 2003	Q2 2003	Q3 2003	Year-to-Date
Capital Improvements	$—	$—	$—	$—
Tenant Improvements & Leasing Commissions	—	—	—	—

Total	$—	$—	—	$—

Recurring Capital Expenditures:
	Q1 2003	Q2 2003	Q3 2003	Year-to-Date
Capital Improvements
Office	$46	$750	$1,357	$2,153
Industrial	—	—	19	19

	46	750	1,376	2,172
Tenant Improvements & Leasing Commissions(1)
Office	4,016	3,183	7,251	14,450
Industrial	25	835	170	1,030

	4,041	4,018	7,421	15,480
Total
Office	4,062	3,933	8,608	16,603
Industrial	25	835	189	1,049

	$4,087	$4,768	$8,797	$17,652

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	9	166,421	2.7%	$2,811	$16.89
2004	55	577,153	9.4%	14,148	24.51
2005	57	607,240	9.9%	12,691	20.90
2006	52	700,968	11.4%	15,321	21.86
2007	46	839,698	13.7%	14,733	17.55
2008	39	1,000,261	16.3%	21,299	21.29
2009	15	754,796	12.3%	16,418	21.75
2010	11	315,223	5.2%	8,156	25.87
2011	9	309,468	5.0%	4,591	14.84
2012 and beyond	15	858,996	14.0%	25,185	29.32

Subtotal	308	6,130,224	100.0%	$135,353	$22.08

INDUSTRIAL:
Remaining 2003	1	15,000	0.3%	$116	$7.73
2004	16	518,504	11.3%	3,692	7.12
2005	16	703,060	15.3%	5,340	7.60
2006	10	487,353	10.6%	3,883	7.97
2007	9	496,391	10.8%	3,401	6.85
2008	9	1,021,388	22.2%	6,691	6.55
2009	8	609,356	13.3%	3,776	6.20
2010	2	39,130	0.8%	340	8.69
2011	4	386,606	8.4%	2,592	6.70
2012 and beyond	2	327,402	7.1%	3,101	9.47

Subtotal	77	4,604,190	100.0%	$32,932	$7.15

TOTAL PORTFOLIO:
Remaining 2003	10	181,421	1.7%	$2,927	$16.13
2004	71	1,095,657	10.2%	17,840	16.28
2005	73	1,310,300	12.2%	18,031	13.76
2006	62	1,188,321	11.1%	19,204	16.16
2007	55	1,336,089	12.4%	18,134	13.57
2008	48	2,021,649	18.8%	27,990	13.85
2009	23	1,364,152	12.7%	20,194	14.80
2010	13	354,353	3.3%	8,496	23.98
2011	13	696,074	6.5%	7,183	10.32
2012 and beyond	17	1,186,398	11.1%	28,286	23.84

Total	385	10,734,414	100.0%	$168,285	$15.68

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	5	111,654	4.3%	$2,418	$21.66	2	10,027	3.5%	$227	$22.64
2004	37	457,060	17.5%	11,609	25.40	3	30,428	10.6%	657	21.59
2005	29	179,534	6.9%	4,980	27.74	9	51,140	17.7%	1,030	20.14
2006	36	363,763	14.0%	9,745	26.79	3	25,808	9.0%	615	23.83
2007	22	161,977	6.2%	4,153	25.64	4	8,642	3.0%	213	24.65
2008	20	403,716	15.5%	11,382	28.19	10	148,713	51.6%	2,635	17.72
2009	11	443,955	17.0%	10,753	24.22	—	—	—	—	—
2010	7	71,651	2.7%	2,070	28.89	—	—	—	—	—
2011	7	227,177	8.7%	3,357	14.78	1	13,381	4.6%	305	22.79
2012 and beyond	6	185,954	7.1%	4,924	26.48	—	—	—	—	—

Subtotal	180	2,606,441	100.0%	$65,391	$25.09	32	288,139	100.0%	$5,682	$19.72

INDUSTRIAL:
Remaining 2003	—	—	—	—	—	1	15,000	0.4%	$116	$7.73
2004	1	76,570	27.8%	554	7.24	15	441,934	11.0%	3,138	7.10
2005	1	192,053	69.8%	2,147	11.18	15	511,007	12.7%	3,193	6.25
2006	—	—	—	—	—	9	322,813	8.0%	2,703	8.37
2007	—	—	—	—	—	9	496,391	12.3%	3,401	6.85
2008	—	—	—	—	—	9	1,021,388	25.3%	6,691	6.55
2009	1	6,362	2.3%	101	15.88	7	602,994	14.9%	3,675	6.09
2010	—	—	—	—	—	2	39,130	1.0%	340	8.69
2011	—	—	—	—	—	3	255,729	6.3%	1,800	7.04
2012 and beyond	—	—	—	—	—	2	327,402	8.1%	3,101	9.47

Subtotal	3	274,985	100.0%	$2,802	$10.19	72	4,033,788	100.0%	$28,158	$6.98

TOTAL PORTFOLIO:
Remaining 2003	5	111,654	4.1%	$2,418	$21.66	3	25,027	0.6%	$343	$13.71
2004	38	533,630	19.8%	12,163	22.79	18	472,362	11.8%	3,795	8.03
2005	30	371,587	13.8%	7,127	19.18	24	562,147	14.1%	4,223	7.51
2006	36	363,763	13.5%	9,745	26.79	12	348,621	8.7%	3,318	9.52
2007	22	161,977	6.0%	4,153	25.64	13	505,033	12.6%	3,614	7.16
2008	20	403,716	15.0%	11,382	28.19	19	1,170,101	29.3%	9,326	7.97
2009	12	450,317	16.7%	10,854	24.10	7	602,994	15.1%	3,675	6.09
2010	7	71,651	2.7%	2,070	28.89	2	39,130	1.0%	340	8.69
2011	7	227,177	8.4%	3,357	14.78	4	269,110	6.7%	2,105	7.82

Total	177	2,695,472	100.0%	$63,269	$23.47	102	3,994,525	100.0%	$30,739	$7.70

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	1	42,206	1.6%	$93	$2.20	1	2,534	0.4%	$73	$28.81
2004	2	61,429	2.3%	1,294	21.06	13	28,236	4.6%	588	20.82
2005	5	277,197	10.6%	4,531	16.35	14	99,369	16.2%	2,150	21.64
2006	3	190,209	7.2%	3,209	16.87	10	121,188	19.8%	1,752	14.46
2007	8	540,960	20.6%	7,841	14.49	12	128,119	20.9%	2,526	19.72
2008	5	228,452	8.7%	4,751	20.80	4	219,380	35.9%	2,531	11.54
2009	3	305,378	11.6%	5,530	18.11	1	5,463	0.9%	135	24.71
2010	3	235,812	9.0%	5,889	24.97	1	7,760	1.3%	197	25.39
2011	1	68,910	2.6%	929	13.48	—	—	—	—	—
2012 and beyond	9	673,042	25.7%	20,261	30.10	—	—	—	—	—

Subtotal	40	2,623,595	100.0%	$54,328	$20.71	56	612,049	100.0%	$9,952	$16.26

INDUSTRIAL:
Remaining 2003	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,180	7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	792	6.05
2012 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	$1,972	$6.68

TOTAL PORTFOLIO:
Remaining 2003	1	42,206	2.2%	$93	$2.20	1	2,534	0.3%	$73	$28.81
2004	2	61,429	3.1%	1,294	21.06	13	28,236	3.1%	588	20.82
2005	5	277,197	14.2%	4,531	16.35	14	99,369	11.0%	2,150	21.64
2006	3	190,209	9.7%	3,209	16.87	11	285,728	31.5%	2,932	10.26
2007	8	540,960	27.7%	7,841	14.49	12	128,119	14.1%	2,526	19.72
2008	5	228,452	11.7%	4,751	20.80	4	219,380	24.2%	2,531	11.54
2009	3	305,378	15.7%	5,530	18.11	1	5,463	0.6%	135	24.71
2010	3	235,812	12.1%	5,889	24.97	1	7,760	0.9%	197	25.39
2011	1	68,910	3.5%	929	13.48	1	130,877	14.4%	792	6.05

Total	31	1,950,553	100.0%	$34,067	$17.47	58	907,466	100.0%	$11,924	$13.14

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$14,387	846,805	7.8%	7.0%
AMN Healthcare	8,179	175,672	4.4%	1.5%
DirecTV, Inc.	6,686	182,463	3.6%	1.5%
Diversa Corporation	5,033	136,908	2.7%	1.1%
Epson America, Inc.	4,251	166,575	2.3%	1.4%
Fair Isaac & Company	3,985	129,752	2.2%	1.1%
Newgen Results Corporation	3,465	102,875	1.9%	0.9%
Epicor Software Corporation	3,457	172,778	1.9%	1.4%
Scan Health Plan	3,430	119,219	1.9%	1.0%
Intuit	3,218	215,171	1.7%	1.8%

Total Office Properties	$56,091	2,248,218	30.4%	18.7%

Industrial Properties:
Celestica California, Inc.	$2,506	303,533	1.4%	2.5%
Qwest Communications Corporation	2,428	244,800	1.3%	2.0%
Mattel, Inc.	2,151	192,053	1.2%	1.6%
Packard Hughes Interconnect	1,705	157,458	0.9%	1.3%
NBTY Manufacturing, LLC	1,488	286,139	0.8%	2.4%
United Plastics Group, Inc.	1,213	188,000	0.7%	1.6%
Kraft Foods, Inc.	1,184	164,540	0.6%	1.4%
Targus, Inc.	1,051	200,646	0.6%	1.7%
Extron Electronics	960	157,730	0.5%	1.3%
Ricoh Electronics	809	100,000	0.4%	0.8%

Total Industrial Properties	$15,495	1,994,899	8.4%	16.6%

(1)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	293,261	$7,499	July 31, 2004
1231 N. Miller Street, Anaheim	113,242	688	March 31, 2009
2240 E. Imperial Highway, El Segundo	101,564	1,730	January 31, 2006
1145 N. Ocean Blvd., Anaheim	65,447	433	October 31, 2005
2250 E. Imperial Highway, El Segundo	7,791	272	November 30, 2006

	581,305	10,622

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,231	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	302	August 31, 2005

Total	846,805	$14,387

(1)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Summary of Leasing Activity at Kilroy Centre Del Mar and Del Mar Corporate Center

($ in thousands)

Kilroy Centre Del Mar

	Rentable Square Feet	% Leased at 10/27/03	% Committed(2)
Building 1—3579 Valley Centre Drive	52,375	100%	100%
Building 2—3611 Valley Centre Drive(1)	129,680	60%	73%
Building 3—3661 Valley Centre Drive	129,752	100%	100%
Building 4—3721 Valley Centre Drive	114,780	100%	100%
Building 5—3811 Valley Centre Drive	112,067	58%	100%

Total	538,654	82%	93%

Del Mar Corporate Centre

	Rentable Square Feet	% Leased at 10/27/03	% Committed(2)
12390 El Camino Real	72,332	100%	100%
12340 El Camino Real	89,168	25%	55%

Total	161,500	59%	75%

	Rentable Square Feet	% Leased at 10/27/03	% Committed
TOTAL	700,154	76%	89%

(1)	At September 30, 2003 Peregrine Systems, Inc. still occupied 100% of the building on a holdover basis. Peregrine has since downsized to occupy 60% of the building.
(2)	Percentage committed includes executed leases and signed letters of intent, calculated on a square footage basis.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

2003 Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS:

Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
NONE

DISPOSITIONS:

Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

2nd QUARTER:
4351 Latham Avenue	Riverside, CA	Office	April	21,357	$2,750
5770 Armada Drive	Carlsbad, CA	Office	May	81,712	14,382
Anaheim Corporate Center	Anaheim, CA	Office	June	157,758	13,850

Subtotal				260,827	30,982

3rd QUARTER:
4361 Latham Avenue	Riverside, CA	Office	July	30,581	4,700

Subtotal				30,581	4,700

TOTAL YEAR TO DATE DISPOSITIONS				291,408	$35,682

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Stabilized Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

Project	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Total Est. Investment	% Committed(1)
1st QUARTER:
NONE

2nd QUARTER:
12100 W. Olympic Blvd.	West LA, CA	Office	4Q 2000	2Q 2002	151,000	$61,118	60%

3rd QUARTER:
999 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2001	3Q 2002	133,678	44,522	39%
3721 Valley Centre Drive	Del Mar, CA	Office	3Q 2001	3Q 2002	114,780	30,175	100%

Subtotal					248,458	74,697

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					399,458	$135,815	64%

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Start Date	Compl. Date	Rentable Square Feet	Existing Investment(2)	Estimated Redevelopment Costs	Total Estimated Investment	% Leased
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
1700 Carnegie	Santa Ana, CA	R & D to Office	4Q 2001	3Q 2002	76,516	$9,051	$6,929	$15,980	41%
10421 Pacific Science Center (3)	Sorrento Mesa, CA	Office to Life Science	1Q 2003	3Q 2003	78,797	10,501	7,082	17,583	100%

Subtotal					155,313	19,552	14,011	33,563

TOTAL YEAR-TO-DATE STABILIZED REDEVELOPMENT					155,313	$19,552	$14,011	$33,563	71%

(1)	Percentage committed includes executed leases and signed letters of intent, calculated on a square footage basis.
(2)	Represents total capitalized costs at the commencement of redevelopment.
(3)	The Company has converted approximately 48,500 square feet of this building to life science space at the request of the tenant. The remainder of the space is leased to another tenant through November 2003.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 9/30/2003	% Committed(2)
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
12400 High Bluff	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	$61,838	$58,480	84%

PROJECTS UNDER CONSTRUCTION:
None

COMMITTED PROJECTS:
None

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						208,961	$61,838	$58,480	84%

REDEVELOPMENT PROJECTS:

	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square feet	Existing Investment(3)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 9/30/2003	% Committed (2)
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None

PROJECTS UNDER CONSTRUCTION:
5717 Pacific Center Blvd.	Sorrento Mesa, CA	Office to Life Science	1Q 2003	4Q 2003	4Q 2004	67,995	$8,790	$10,421	$19,211	$9,232	0%
909 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2003	1Q 2004	1Q 2005	248,148	37,799	25,456	63,255	43,026	0%

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						316,143	$46,589	$35,877	$82,466	$52,258	0%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Percentage committed includes executed leases and signed letters of intent, calculated on a square footage basis.
(3)	Represents total capitalized costs at the commencement of redevelopment.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 9/30/2003
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	Rancho Bernardo, CA	Office	3.0	51,187	$10,572	$3,088
Innovation Corporate Center—Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,510	3,724
Innovation Corporate Center—Lot 9	Rancho Bernardo, CA	Office	3.2	65,867	13,306	3,676
Innovation Corporate Center—Lot 10	Rancho Bernardo, CA	Office	2.1	37,405	8,482	2,523
Pacific Corporate Center—Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	52,803	14,234
Pacific Corporate Center—Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	27,490	7,219
Santa Fe Summit—Phase I	56-Corridor, CA	Office	7.6	150,000	34,611	7,185
Santa Fe Summit—Phase II	56-Corridor, CA	Office	7.6	150,000	35,091	7,185
Sorrento Gateway—Lot 1	Sorrento Mesa, CA	Office	3.4	61,000	17,320	3,995
Sorrento Gateway—Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	25,076	7,410
Sorrento Gateway—Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	19,593	5,214
Sorrento Gateway—Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	22,008	6,702

TOTAL FUTURE DEVELOPMENT PIPELINE			58.1	1,107,459	$280,862	$72,155

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Capital Structure

At September 30, 2003

($ in thousands)

	Shares/Units At September 30, 2003	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$528,839	29.0%
Unsecured Line of Credit		222,000	12.2%

Total Debt		$750,839	41.2%

EQUITY:(1)
8.075% Series A Cumulative Redeemable Preferred Units(2)	1,500,000	$75,000	4.1%
9.375% Series C Cumulative Redeemable Preferred Units (2),(3)	700,000	35,000	1.9%
9.250% Series D Cumulative Redeemable Preferred Units(2)	900,000	45,000	2.5%
Common Units Outstanding(4)	4,213,752	120,303	6.6%
Common Shares Outstanding(4)	28,028,827	800,223	43.7%

Total Equity		$1,075,526	58.8%

TOTAL MARKET CAPITALIZATION		$1,826,365	100.0%

(1)	In October 2003, the Company priced an offering of 1,610,000 shares of its 7.80% Series E Cumulative Redeemable Preferred Stock. The Series E Preferred Stock has a liquidation preference of $25.00 per share. The closing is subject to customary conditions and is expected to occur on November 21, 2003.
(2)	Value based on $50.00 per share liquidation preference.
(3)	In October 2003, the Company notified its Series C unitholders that the 9.375% Series C Cumulative Redeemable Preferred Units will be fully redeemed on November 24, 2003.
(4)	Valued based on closing share price of $28.55 at September 30, 2003.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Debt Analysis

At September 30, 2003

($ in thousands)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	70.4%	5.8%	4.8
Unsecured Debt	29.6%	4.4%	1.5

Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2)	74.1%	6.3%	4.6
Floating Rate Debt	25.9%	2.8%	1.5

Total Debt		5.4%	3.8

Total Debt Including Loan Fees		5.9%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$222,000	March 2005

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.5	$9.8

(1)	Includes the impact of the interest-rate swap agreements listed on page 26.
(2)	The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company’s interest-rate cap agreements listed on page 26. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 87.4% of its total outstanding debt at September 30, 2003.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Debt Analysis

At September 30, 2003

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/Fixed Rate	Effective Rate	Maturity Date		Remaining 2003	2004	2005	2006	2007	After 2007	Total
Unsecured Debt:
Floating	2.87%	3/15/2005				$222,000				$222,000
Secured Debt:
Floating	2.87%	6/29/2004		169	20,252					20,421
Floating	2.97%	9/29/2004	(1)		41,830					41,830
Fixed	8.35%	1/31/2005		436	1,837	72,982				75,255
Fixed	8.45%	12/1/2005		149	625	10,349				11,123
Floating	2.52%	12/23/2005	(2)			29,000				29,000
Floating	2.87%	1/1/2006					31,000			31,000
Fixed	6.51%	8/12/2007		52	218	232	248	17,049		17,799
Fixed	7.21%	8/12/2007		36	154	166	178	4,325		4,859
Fixed	3.80%	8/1/2008		360	1,472	1,529	1,588	1,650	73,401	80,000
Fixed	7.20%	4/1/2009		468	1,954	2,099	2,256	2,423	78,079	87,279
Fixed	6.70%	1/10/2012		233	973	1,040	1,112	1,189	74,063	78,610
Fixed	8.21%	10/1/2013		88	416	452	490	532	3,323	5,301
Fixed	8.26%	11/1/2014		160	748	813	883	960	16,961	20,525
Fixed	7.15%	5/1/2017		282	1,178	1,266	1,359	1,459	20,293	25,837

	4.94%			2,433	71,657	119,928	39,114	29,587	266,120	528,839

Effect of SWAPS	0.44%

Total	5.38%			$2,433	$71,657	$341,928	$39,114	$29,587	$266,120	$750,839

(1)	Maturity date does not reflect the one-year extension option.
(2)	Maturity date does not reflect the two one-year extension options.

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Maturity
50,000	Cap	4.25%	01/2005
50,000	Cap	4.25%	01/2005
50,000	Swap	4.46%	01/2005
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$250,000

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included on this page are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on October 27, 2003, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other real estate investment trusts (“REITs”) may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2003	2002
Same Store Cash Net Operating Income(1)	$48,119	$30,768

Adjustment:
GAAP Straight Line Rental Income	1,885	2,330

Same Store GAAP Net Operating Income(1)	50,004	33,098

Adjustment:
Non-Same Store GAAP Net Operating Income	4,739	5,571

Net Operating Income(1)	54,743	38,669

Adjustments:
Net Operating Income from discontinued operations	(52)	(1,666)
Other Expenses:
General and administrative expenses	(4,825)	(2,966)
Interest expense	(8,869)	(8,900)
Depreciation and amortization	(14,553)	(14,254)
Other Income:
Interest income	36	80

Income from Continuing Operations Before Minority Interests	26,480	10,963
Minority Interests	(6,437)	(4,409)
Income from discontinued Operations	(4)	1,331

Net Income	$20,039	$7,885

(1)	Please refer to page 27 for Management Statements on Net Operating Income and Same Store Net Operating Income.

KILROY REALTY CORPORATION

Third Quarter 2003 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Funds Available for Distribution	$29,274	$20,246	$69,890	$70,718
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	8,797	2,394	17,652	4,031
Depreciation for furniture, fixtures and equipment	237	245	719	628
Provision for uncollectible tenant receivables	2,651	459	2,606	819
Changes in assets and liabilities (1)	2,844	4,715	(8,526)	(9,261)
Adjustments related to the minority interest in Development LLCs (2)
Minority interest in earnings of Development LLCs				(2,884)
Depreciation and amortization of building and improvements and leasing costs				539
Net effect of straight-line rents and deferred rent receivables				1,781
Non-cash amortization of deferred financing costs				36

Net GAAP Cash Provided by Operating Activities	$43,803	$28,059	$82,341	$66,407

(1)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance, security deposits, deferred revenue and other.
(2)	FFO and FAD do not reflect the minority interest in Development LLCs share of these adjustments. The Company acquired the minority interest in the Development LLCs in March 2002.